(MULTICURRENCY - CROSS BORDER)
                                       ISDA(R)


              International Swaps and Derivatives Association, Inc.

                                MASTER AGREEMENT


                          dated as of DECEMBER 30, 2005



                                                  SUPPLEMENTAL INTEREST TRUST,
                                                 LEHMAN XS TRUST MORTGAGE PASS-
ABN AMRO BANK N.V.               and                  THROUGH CERTIFICATES,
                                                         SERIES 2005-9N


have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:

1. INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2. OBLIGATIONS

(a) General Conditions.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.



       Copyright (C) 1992 by International Swap Dealers Association, Inc.

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.


                                           SUPPLEMENTAL INTEREST TRUST, LEHMAN
                                             XS TRUST MORTGAGE PASS-THROUGH
       ABN AMRO BANK N.V.                             CERTIFICATES,
                                                     SERIES 2005-9N
       (Name of Party)                               (Name of Party)

                                           By: U.S. Bank National Association,
                                           not in its individual capacity,
                                           but solely as Trustee
    /s/ Daniel H. Bley
-------------------------------            _____________________________________
Name:  DANIEL H. BLEY                      Name:
Title: Senior Vice President               Title:
Date:                                      Date:


    /s/  Lisa Megeaski
-------------------------------
Name:  LISA MEGEASKI
Title: Senior Vice President
Date:

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.



                                           SUPPLEMENTAL INTEREST TRUST, LEHMAN
                                             XS TRUST MORTGAGE PASS-THROUGH
       ABN AMRO BANK N.V.                             CERTIFICATES,
                                                     SERIES 2005-9N
       (Name of Party)                               (Name of Party)


                                           By: U.S. Bank National Association,
                                           not in its individual capacity,
                                           but solely as Trustee

                                           /s/ Diana J. Kenneally
_______________________________            -------------------------------
Name:                                      Name:  DIANA J. KENNEALLY
Title:                                     Title: Assistant Vice President
Date:                                      Date:  December 30, 2005


_______________________________
Name:
Title:
Date:

(MULTICURRENCY - CROSS BORDER)                               Execution version


                                        ISDA(R)
              International Swaps and Derivatives Association, Inc.


                                    SCHEDULE

                                     to the

                                MASTER AGREEMENT


                          dated as of December 30, 2005

                                     between



                                                  SUPPLEMENTAL INTEREST TRUST,
                                                 LEHMAN XS TRUST MORTGAGE PASS-
ABN AMRO BANK N.V.               and                  THROUGH CERTIFICATES,
                                                         SERIES 2005-9N
   ("Party A")                                             ("Party B")


PART 1. TERMINATION PROVISIONS.

(a)     "SPECIFIED ENTITY" means in relation to Party A for the purpose of:

                Section 5(a)(v), not applicable
                Section 5(a)(vi), not applicable
                Section 5(a)(vii), not applicable
                Section 5(b)(iv),  not applicable

        and in relation to Party B for the purpose of:

                Section 5(a)(v), not applicable
                Section 5(a)(vi), not applicable
                Section 5(a)(vii), not applicable
                Section 5(b)(iv), not applicable

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) CERTAIN EVENTS OF DEFAULT. The following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

        Section 5(a)(i) (Failure to Pay or Deliver) will apply to Party A and Party B.

        Section 5(a)(ii) (Breach of Agreement) will not apply to Party A or Party B.

        Section 5(a)(iii) (Credit Support Default) will not apply to Party A or Party B.

        Section 5(a)(iv) (Misrepresentation) will not apply to Party A or Party
        B.

        Section 5(a)(v) (Default under Specified Transaction) will not apply to Party A or Party B.

        Section 5(a)(vi) (Cross Default) will not apply to Party A or Party B.

        Section 5(a)(vii) (Bankruptcy) will apply to Party A and Party B; PROVIDED that clause (2) thereof shall not apply to Party B.

        Section 5(a)(viii) (Merger without Assumption) will apply to Party A and Party B.

(d) TERMINATION EVENTS. The following Termination Events will apply to the parties as specified below:

        Section 5(b)(i) (Illegality) will apply to Party A and Party B.

        Section 5(b)(ii) (Tax Event) will apply to Party A and Party B.

        Section 5(b)(iii) (Tax Event upon Merger) will apply to Party A and Party B.

        Section 5(b)(iv) (Credit Event upon Merger) will not apply to Party A or Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) of this Agreement will not apply to Party A and will not apply to Party B.

(f)     PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
        Agreement:

        (i)     Market Quotation will apply.

        (ii)    The Second Method will apply.

(g)     "TERMINATION CURRENCY" means United States Dollars.

(h) ADDITIONAL TERMINATION EVENTS. The following Additional Termination Events will apply, in each case with respect to Party B as the sole Affected Party (unless otherwise provided below):

        (i) Party A fails to comply with the Downgrade Provisions as set forth in Part 5(b), after giving effect to all grace or cure periods therein. For all purposes of this Agreement, Party A shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this Part 1(h)(i).

        (ii) Party B or the Trust Fund (as defined in the Trust Agreement, dated as of December 1, 2005, among U.S. Bank National Association (the Trustee), Structured Asset Securities Corporation and Aurora Loan Services LLC (the Trust AGREEMENT)) is terminated.

        (iii) The Trust Agreement is amended or modified without the prior written consent of Party A, where such consent is required under the terms of the Trust Agreement, or if such amendment or modification adversely affects Party A's interests under this Agreement or the ability of Party B to fully and timely perform its obligations under this Agreement.

        (iv) The Class Principal Amounts of the Offered Certificates are reduced to zero.

        (v) Notice of the Master Servicer's or, the NIMS Insurer's intention to exercise its option to purchase the Mortgage Loans pursuant to Section 7.01 of the Trust Agreement is given by the Trustee to Certificateholders pursuant to Section 7.02 of the Trust Agreement, PROVIDED that the Early Termination Date may not be earlier than the date on which the Certificates are redeemed pursuant to Section 7.02 of the Trust Agreement.

                Notwithstanding anything in Section 6 of the Agreement to the contrary, any amounts due as result of the occurrence of an Additional Termination Event described in Part 1(h)(ii) and Part 1(h)(v) of this Schedule may be calculated prior to the Early Termination Date and shall be payable on the Early Termination Date.


PART 2. TAX REPRESENTATIONS.

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:

        It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to
        Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the representations specified below, if any:


        (i)     Party A makes the following representations:

                (1) It is a resident of The Netherlands for the purpose of the application of the existing tax treaties between The Netherlands and those countries where offices of Party B are located.

                (2) With respect to its non-US. branches, it is fully eligible for the benefits of the "Business Profits" or "Industrial and Commercial Profits" provision, as the case may be, the "Interest" provision or the "Other Income" provision (if any) of the Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in the Specified Jurisdiction. With respect to Party A, Specified Treaty means the income tax treaty between the United States and The Netherlands; Specified Jurisdiction means the United States.

                (3) With respect to its U.S. branches, each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the United States.

        (ii) Party B represents that it is a trust created under an agreement governed by New York law.

PART 3. AGREEMENT TO DELIVER DOCUMENTS.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)     Tax forms, documents or certificates to be delivered are:--

        PARTY REQUIRED TO
        DELIVER DOCUMENT          FORM/DOCUMENT/CERTIFICATE                DATE BY WHICH TO BE DELIVERED
        -----------------         -------------------------                -----------------------------
        Party A and               Subject to Section 4(a)(iii), any        (i) promptly upon reasonable
        Party B                   document required or reasonably          demand by the other party, and
                                  requested to allow the other party to    (ii) promptly upon learning that
                                  make payments under this Agreement       any such Form previously
                                  without any deduction or withholding     provided by such party has
                                  on account of any Tax.                   become obsolete or incorrect.

(b)     Other documents to be delivered are:--

        PARTY REQUIRED TO                                                  DATE BY WHICH TO BE               COVERED BY SECTION 3(D)
        DELIVER DOCUMENT          FORM/DOCUMENT/CERTIFICATE                DELIVERED                         REPRESENTATION
        -----------------         -------------------------                -------------------               -----------------------
        Party A  and              Incumbency Certificate (or, if           Concurrently with                          Yes
        Party B                   available the current authorized         the execution and
                                  signature book or equivalent             delivery of this
                                  authorizing documentation)               Agreement unless
                                  specifying the names, titles,            previously
                                  authority and specimen signatures        delivered and still
                                  of the persons authorized to             in full force and
                                  execute this Agreement which sets        effect.
                                  forth the specimen signatures of
                                  each signatory to this Agreement,
                                  each Confirmation and each Credit
                                  Support Document (if any) signing
                                  on its behalf.

        Party A and B             An opinion of counsel to such            Concurrently with                          No
                                  party reasonably satisfactory in         the execution and
                                  form and substance to the other          delivery of the
                                  party, and, in the case of Party B,      Confirmation
                                  opinions of counsel relating to the      unless previously
                                  Trust Agreement and other deal           delivered and still
                                  documents reasonably satisfactory        in full force and
                                  in form and substance to the Party A.    effect.

        Party B                   An executed copy of the Trust            Within 30 days                             No
                                  Agreement.                               after the date of
                                                                           this Agreement.

        Party B                   Each material amendment,                 Promptly upon                              No
                                  supplement or waiver of the Trust        learning of any
                                  Agreement, as proposed from time         proposed
                                  to time, or any other amendment          amendment,
                                  or modification of the Trust             supplement or
                                  Agreement that requires the              waiver.
                                  written consent of Party A under
                                  the terms of the Trust Agreement.

PART 4. MISCELLANEOUS.

(a)     ADDRESSES FOR NOTICES. For the purposes of Section 12(a) of this
        Agreement:

        (i)     Addresses for notices or communications to Party A: -

                (1)     For all purposes under this Agreement:

                        ABN AMRO BANK N.V., CHICAGO BRANCH
                        Global Documentation Unit
                        540 W. Madison Street, 22nd Floor
                        Chicago, IL  60661

                        Attention:     Treasury Documentation

                        Telephone:     312-904-5214

                        Fax:           312-904-0392

                (2) With a copy to the Office through which Party A is acting for the purposes of the relevant Transactions:

                        ABN AMRO BANK N.V., AMSTERDAM HEAD OFFICE
                        P.O. Box 283
                        1000 AE Amsterdam
                        The Netherlands
                        Attention:     Operations Derivatives Markets

                        Forex Options
                        Telephone:     31-20-6292654
                        Telefax:       31-20-6284832

                        Swaps
                        Telephone:     31-20-6284448
                        Telefax:       31-20-6281679

                        Interest Related Products
                        Telephone      31-20-3831226
                        Telefax:       31-20-6282462

                        Credit Derivatives
                        Telephone:     31-20-3831230
                        Telefax:       31-20-3832299

                        Telex:         16021 Answerback: ABAM NL
                        Electronic Messaging System Details: Swift ABNA NL 2A

                        ABN AMRO BANK N.V., CHICAGO BRANCH
                        540 West Madison Avenue, Suite 2132
                        Chicago, IL 60661

                        Attention:     Treasury Operations

                        Telefax:       312-855-5852

                        Telephone:     312-992-5816

                        Electronic Messaging System Details: ABNA US 33a XXX

                        ABN AMRO BANK N.V., LONDON BRANCH
                        199 Bishopsgate,
                        London EC2M 3XW,
                        United Kingdom

                        Attention:     Fixed Income Derivatives Documentation

                        Telex:         887366 Answerback: ABNALN G

                        Telefax:       44 20 7857 9428

                        Telephone:     44 20 7678 3311

                        Electronic Messaging System Details: Swift ABNA GB 2L

        (ii)    Addresses for notices or communications to Party B:

                U.S. BANK NATIONAL ASSOCIATION.
                1 Federal Street, 3rd Floor
                Boston, Massachusetts 02110
                Attention: Structured Finance - LXS 2005-9N

                Telephone No.: (617) 603-6406

                Facsimile No:  (503) 258-5962

                With a copy to:

                AURORA LOAN SERVICES LLC, AS MASTER SERVICER
                327 Inverness Drive South, 3rd Floor
                Englewood, CO 80112

                Attention:     Todd Whittemore

                Facsimile No.: (720) 945-3123

                Telephone No.: (720) 945-3422

 (b)    PROCESS AGENT. For the purposes of Section 13(c) of this Agreement:

        Party A appoints as its Process Agent, not applicable.

        Party B appoints as its Process Agent, not applicable.

(c) OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(d)     MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

        Party A is a Multibranch Party and may act through the following
        Offices: Amsterdam, Chicago and London.


        Party B is not a Multibranch Party.

(e)     CALCULATION AGENT. The Calculation Agent is Party A.

(f)     CREDIT SUPPORT DOCUMENT. Credit Support Document means
        With respect to Party A, not applicable.

        With respect to Party B, the Trust Agreement.

(g)     CREDIT SUPPORT PROVIDER.

        Credit Support Provider means in relation to Party A, not applicable.

        Credit Support Provider means in relation to Party B, not applicable.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions (in each case starting from the date of this Agreement).

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement, provided that Party B shall be deemed to have no Affiliates.

(k) JURISDICTION. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-": and (ii) deleting the final paragraph thereof.

(l) WAIVER OF JURY TRIAL. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party certifies (i) that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(m) CONSENT TO RECORDING. Each party consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Agreement or any potential transaction.

(n) SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be illegal, invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the illegal, invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement.

PART 5. OTHER PROVISIONS.

(a) DEFINITIONS. This Agreement, including each Confirmation and each Swap Transaction, is subject to the 2000 ISDA Definitions, as amended, supplemented, updated, and superseded from time to time (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") and will be governed in all respects by the Definitions (except that references to "Swap Transactions" shall be deemed to be references to "Transactions"). The Definitions are incorporated by reference in, and made part of, this Agreement and each Confirmation as if set forth in full in this Agreement and such Confirmations. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail (and, in the event of any inconsistency between any Confirmation and the Definitions, the Confirmation will control). Any reference in a Confirmation to any Definitions which are amended or supplemented in this Schedule shall be deemed to be a reference to such Definitions as so amended or supplemented, unless the Confirmation states, by specific reference to any such amendment or supplement, that such amendment or supplement will not apply in respect of the Transaction to which such Confirmation relates.

(b)     DOWNGRADE PROVISIONS.

        (1) It shall be a collateralization event ("COLLATERALIZATION EVENT") if (A) either (i) the unsecured, long-term senior debt obligations of Party A are rated below "Al" by Moody's Investors Service, Inc. ("MOODY'S") or are rated "Al" by Moody's and such rating is on watch for possible downgrade to below "Al" (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of Party A are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade to below "P-1" (but only for so long as it is on watch for possible downgrade), (B) no short-term rating is available from Moody's and the unsecured, long-term senior debt obligations of Party A are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade to below "Aa3" (but only for so long as it is on watch for possible downgrade), (C) or either (i) the unsecured, short-term debt obligations of Party A are rated below "A-1" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") or (ii) if Party A does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of Party A are rated below "A+" by S&P, or (D) the unsecured, long-term senior debt obligations or financial strength ratings of Party A are rated below "A" by Fitch, Inc. ("FITCH"). For the avoidance of doubt, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Collateralization Event, this Agreement and each Transaction hereunder shall continue to be as a Swap Agreement for purposes of the Trust Agreement. Within 30 days from the date a Collateralization Event has occurred and so long as such Collateralization Event is continuing, Party A shall, at its sole expense, either (i) post collateral according to the terms of an ISDA 1994 New York Law Credit Support Annex, which shall receive prior written confirmation from each of the Rating Agencies (as defined in the Trust Agreement) that their then-current ratings of the Offered Certificates will not be downgraded or withdrawn by such Rating Agency (the "RATING AGENCY CONDITION"), or (ii) obtain a substitute counterparty that (a) is reasonably acceptable to Party B and satisfies the Rating Agency Condition, (b) satisfies the Hedge Counterparty Ratings Requirement (as defined herein) and (c) assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, PROVIDED that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not lead to a termination event or event of default occurring under the Agreement or new transactions, as applicable.

        (2) It shall be a ratings event ("RATINGS EVENT") if at any time after the date hereof Party A shall fail to satisfy the Hedge Counterparty Ratings Threshold. HEDGE COUNTERPARTY RATINGS THRESHOLD shall mean (A) the unsecured, long-term senior debt obligations of Party A are rated at least "BBB-" by S&P, (B) either (i) the unsecured, long-term senior debt obligations of Party A are rated at least "A2" by Moody's (and such rating is not on watch for possible downgrade to below "A2") and the unsecured, short-term debt obligations of Party A are rated at least "P-1" by Moody's (and such rating is not on watch for possible downgrade to below "P-1") or (ii) if Party A does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of Party A are rated at least "Al" by Moody's, and (C) either (i) the unsecured, senior debt obligations or financial strength ratings of Party A, are rated at least "A" by Fitch or (ii) the unsecured, short-term debt obligations (if any) of Party A, are rated at least "Fl" by Fitch. For the avoidance of all doubts, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Ratings Event, this Agreement and each Transaction hereunder shall continue to be a Swap Agreement for purposes of the Trust Agreement. Within 30 days (or, in the case of a failure to meet the requirements of subparagraph (A) of the definition of "Hedge Counterparty Ratings Threshold", within 10 business days) from the date a Ratings Event has occurred and so long as such Ratings Event is continuing, Party A shall, at its sole expense,
              (i) obtain a substitute counterparty that (A) satisfies the Rating Agency Condition, (B) satisfies the Hedge Counterparty Ratings Requirement (as defined below) and (C) assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party
              B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, PROVIDED that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not lead to a termination event or event of default occurring under the Agreement or new transactions, as applicable, and (ii) on or prior to the expiration of such period, be required to post collateral according to the terms of an ISDA 1994 New York Law Credit Support Annex.

              Notwithstanding anything contained herein to the contrary, if Party A is required to transfer its rights and obligations under this Agreement pursuant to this Part 5(b)(2) as a result of a rating issued by S&P, Party A shall, prior to such transfer, be required to post collateral in accordance with (i) the terms of an ISDA 1994 New York Law Credit Support Annex or (ii) an agreement with Party B providing for the posting of collateral, which agreement shall satisfy the Rating Agency Condition and require Party A to post the required collateral.

        HEDGE COUNTERPARTY RATINGS REQUIREMENT shall mean (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least "A-1" by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least "A+" by S&P, (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "Al" by Moody's (and if rated "Al" by Moody's, such rating is not on watch for possible downgrade to below "Al") and the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "P-1" by Moody's (and if rated "P-l" by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its Credit Support Provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "Aa3" by Moody's (and if rated "Aa3" by Moody's, such rating is not on watch for possible downgrade to below "Aa3"), and (c) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "A" by Fitch or (ii) the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "Fl" by Fitch. For the purpose of this definition, no direct or indirect recourse against one or more shareholders of the substitute counterparty (or against any Person in control of, or controlled by, or under common control with, any such shareholder) shall be deemed to constitute a guarantee, security or support of the obligations of the substitute counterparty.

(c) Section 3(a) of this Agreement is hereby amended to include the following additional representations after paragraph 3(a)(v):

        (vi) ELIGIBLE CONTRACT PARTICIPANT. It is an "eligible contract participant" as defined in the U.S. Commodity Exchange Act.

        (vii) INDIVIDUAL NEGOTIATION. This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

        (viii) RELATIONSHIP BETWEEN PARTY A AND PARTY B. Each of Party A and Party B will be deemed to represent to the other on the date on which it enters into a Transaction or an amendment thereof that (absent a written agreement between Party A and Party B that expressly imposes affirmative obligations to the contrary for that Transaction):





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




                (1) PRINCIPAL. It is acting as principal and not as agent when entering into this Agreement and each Transaction.

                (2) NON-RELIANCE. It is acting for its own account and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                (3) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and each Transaction hereunder. It is also capable of assuming, and assumes, all financial and other risks of this Agreement and each Transaction hereunder.

                (4) STATUS OF PARTIES. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

(d)     Section 4 is hereby amended by adding the following new agreement:

        (f) ACTIONS AFFECTING REPRESENTATIONS. Party B agrees not to take any action during the term of this Agreement or any Transaction hereunder that renders or could render any of the representations and warranties in this Agreement untrue, incorrect, or incomplete, and if any event or condition occurs that renders or could render any such representation untrue, incorrect, or incomplete, Party B will immediately give written notice thereof to Party A.

(e) SECTION 1(c). For purposes of Section 1(c) of the Agreement, the Transaction evidenced by Confirmation, dated December 30, 2005, between Party A and Party B, as amended from time to time, shall be the sole Transaction under the Agreement.

(f) TRANSFER. Section 7 is hereby amended to read in its entirety as follows:

        Except as stated under Section 6(b)(ii), in this Section 7, and Part 5(e) of the Schedule, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under this Agreement or any Transaction without the prior written consent of the other party; provided, however, that (i) Party A may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of substantially all of its assets to, another entity, or an incorporation, reincorporation or reconstitution, and (ii) Party A may transfer this Agreement to any Person, including, without limitation, another of Party A's offices, branches or affiliates (any such Person, office, branch or affiliate, a "Transferee") on at least five Business Days' prior written notice to Party B and the Trustee; provided that, with respect to clause (ii), (A) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax (B) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (C) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred; and (D) Party A will be responsible for any costs or expenses incurred in connection with such transfer. Party B will execute such documentation as is reasonably deemed necessary by Party A for the effectuation of any such transfer. Notwithstanding the foregoing, no such transfer or assignment (including a transfer or assignment made pursuant to Section 6(b)(ii)) shall be made unless the transferring party obtains a written acknowledgment from each of the Rating Agencies that, notwithstanding such transfer or assignment, the then-current ratings of the Offered Certificates will not be reduced or withdrawn.

        Except as specified otherwise in the documentation evidencing a transfer, a transfer of all the obligations of Party A made in compliance with this Section 7 will constitute an acceptance and assumption of such obligations (and any related interests so transferred) by the Transferee, a novation of the transferee in place of Party A with respect to such obligations (and any related interests so transferred), and a release and discharge by Party B of Party A from, and an agreement by Party B not to make any claim for payment, liability, or otherwise against Party A with respect to, such obligations from and after the effective date of the transfer.

(g) TRUSTEE CAPACITY. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by the Trustee not individually or personally but solely as trustee of Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-9N, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-9N is made and intended not as personal representations, undertakings and agreements by the Trustee but is made and intended for the purpose of binding only Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-9N, (iii) nothing herein contained shall be construed as creating any liability on the part of the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-9N under this Agreement or any other related documents.

(h) PROCEEDINGS. Without impairing any right afforded to it under the Trust Agreement as a third party beneficiary, Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-9N any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day following indefeasible payment in full of the Certificates. Nothing shall preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by Party B or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, or (ii) from commencing against Party B or any of the Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding.

(i) AMENDMENT TO EVENTS OF DEFAULT. The "Failure to Pay or Deliver" provision in Section 5(a)(i) of the Agreement is hereby amended by deleting the word "third" in the third line thereof and inserting the word "first" in place thereof.

(j) CHANGE OF ACCOUNT. Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:-

        "to another account in the same legal and tax jurisdiction as the original account"

(k)     TRUST AGREEMENT.

        (1) Capitalized terms used in this Agreement that are not defined herein and are defined in the Trust Agreement shall have the respective meanings assigned to them in the Trust Agreement.

        (2) Party B will provide at least ten days' prior written notice to Party A of any proposed amendment or modification to the Trust Agreement.

(l) SET-OFF. Notwithstanding any provision of this Agreement or any other existing or future agreements, each of Party A and Party B irrevocably waives as to itself any and all contractual rights it may have to set off, net, recoup or otherwise withhold or suspend or condition its payment or performance of any obligation to the other party under this Agreement against any obligation of one party hereto to the other party hereto arising outside of this Agreement (which Agreement includes without limitation, the Master Agreement to which this Schedule is attached, this Schedule and the Confirmation, and if applicable, any Credit Support Annex hereto).

(m) NOTICE OF CERTAIN EVENTS OR CIRCUMSTANCES. Each party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other party notice of such event or condition (or, in lieu of giving notice of such event or condition in the case of an event or condition that with the giving of notice or passage of time or both would constitute an Event of Default or Termination Event with respect to the party, to cause such event or condition to cease to exist before becoming an Event of Default or Termination Event); PROVIDED that failure to provide notice of such event or condition pursuant to this Part 5(n) shall not constitute an Event of Default or a Termination Event.

(n) REGARDING PARTY A. Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly Party A accepts no responsibility for: (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) the preparation of or passing on the disclosure and other information contained in any offering circular for the Certificates, the Trust Agreement, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates; (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of Party B's existence.

(o) REGARDING PARTY B. The liability of Party B under this Agreement is limited in recourse to the assets of the Trust Fund and the Supplemental Interest Trust (each term, as defined in the Trust Agreement), and to distributions of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Trust Agreement. Upon application of and exhaustion of all of the assets of the Trust Fund and the Supplemental Interest Trust (and proceeds thereof) in accordance with the Trust Agreement, Party A shall not be entitled to take any further steps against Party B or recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished. Notwithstanding the foregoing or anything herein to the contrary, Party A shall not be precluded from declaring an Event of Default or from exercising any other right or remedy as set forth in this Agreement or the Trust Agreement.

(p) RATING AGENCY CONDITION. This Agreement will not be amended unless the Rating Agency Condition is satisfied.

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.





                                             SUPPLEMENTAL INTEREST TRUST, LEHMAN
                                                XS TRUST MORTGAGE PASS-THROUGH
            ABN AMRO BANK N.V.                            CERTIFICATES,
                                                         SERIES 2005-9N

                                             By: U.S. Bank National Association,
                                             not in its individual capacity, but
                                             solely as Trustee



          Daniel Bley
-----------------------------------          ___________________________________
Name:  DANIEL H. BLEY                        Name:

Title: Senior Vice President                 Title:

Date:                                        Date:


          L. Megeaski
-----------------------------------
Name:  LISA MEGEASKI

Title: Senior Vice President

Date:

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.

                                           SUPPLEMENTAL INTEREST TRUST, LEHMAN
                                             XS TRUST MORTGAGE PASS-THROUGH
             ABN AMRO BANK N.V.                       CERTIFICATES,
                                                     SERIES 2005-9N

                                           By: U.S. Bank National Association,
                                           not in its individual capacity, but
                                           solely as trustee







                                                    Diana J. Kenneally
___________________________________        -----------------------------------
Name:                                        Name:  DIANA J. KENNEALLY

Title:                                       Title: Assistant Vice President

Date:                                        Date:



___________________________________
Name:

Title:

Date:









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